UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2021

Date of Report: (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	CYAN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 20, 2021, Cyanotech Corporation, a Nevada corporation (the “Company”), named Matthew Custer its President.

Mr. Custer, 38, has served as Cyanotech’s Vice President - General Manager since 2019. He joined Cyanotech in 2015 as Manufacturing Manager before being promoted to Director of Manufacturing in 2016. He has over 19 years of management experience in the food and supplement industries. Prior to joining the Company, Mr. Custer served as Plant Manager at Hamakua Macadamia Nut Company for seven years. He currently represents Cyanotech as a Board Member with the Natural Algae Astaxanthin Association and previously served on the Board of Directors of the Big Island Chapter of Hawaii Food Manufacturers Association from 2014 through 2017. His education includes a degree in Accounting from the University of Hawaii.

Mr. Custer will receive an annual salary of $175,000. In connection with his employment with the Company, Mr. Custer has previously been granted 50,000 stock options under the Company’s 2016 Equity Incentive Plan (the “Plan”), at various exercise prices and subject to vesting requirements. Mr. Custer will be awarded an additional 50,000 stock option grants (the “Options”) under the Company’s 2016 Equity Incentive Plan (the “Plan”), subject to the terms of the Plan and a Stock Option Grant Notice and Option Agreement. The exercise price per share of the Options is $2.96, which was the closing market price on the date of grant.  The Options are scheduled to vest over three years at 16,667 shares in the first year, 16,667 shares in the second year, and 16,666 shares in the third year.  Mr. Custer will be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for salaried employees and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: May 25, 2021	/s/ Gerald R. Cysewski
	By:	Gerald R. Cysewski
Chief Executive Officer, Vice Chairman of the Board (Principal Executive Officer)